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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 8, 2006

POSITRON CORPORATION
(Exact name of registrant as specified in its charter)

Texas	000-24092	76-0083622
(State or other jurisdiction	Commission File No:	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1304 Langham Creek Drive, Suite 300, Houston, Texas		77084
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:     (281) 492-7100

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 8, 2006, Positron Corporation sent a letter to its shareholders informing them of recent corporate developments and other matters. A copy of the letter to shareholders is attached to this current report as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99         Shareholder letter dated May 8, 2006

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

POSITRON CORPORATION /s/ Patrick G. Rooney Patrick G. Rooney Chairman of the Board
Date: May 24, 2006